Exhibit 10.1

CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

AMENDMENT NO. 4
TO SECOND AMENDED AND RESTATED SERVICING AGREEMENT
This AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED SERVICING AGREEMENT (this “Amendment”), dated as of April 9, 2019 (the “Effective Date”), by and among GreenSky, LLC, a Georgia limited liability company (“Servicer”), GreenSky Servicing, LLC, a Georgia limited liability company (“GreenSky Servicing”), and SunTrust Bank, a Georgia banking corporation (“Lender”).

WITNESSETH:
WHEREAS, Servicer, GreenSky Servicing and Lender previously entered into that certain Second Amended and Restated Servicing Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “LSA”), dated as of December 31, 2016;
WHEREAS, on or about the date hereof, Lender is entering into a purchase agreement to acquire a group of loans originated by a financial institution other than Lender through the GreenSky® Program and, in connection therewith, Lender and Servicer have agreed to treat such acquired loans as if they were initially originated under the Origination Agreement and serviced at all times under the Servicing Agreement except as otherwise set forth in the applicable purchase agreement and as otherwise set forth in this Amendment; and
WHEREAS, Servicer, GreenSky Servicing and Lender desire to amend the LSA to modify certain terms therein; and
WHEREAS, pursuant to Section 12.01 of the LSA, Servicer, GreenSky Servicing and Lender agree to amend the LSA pursuant to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the parties hereto agree as follows:
Section 1.    Definitions. Capitalized terms not otherwise defined herein shall have the meanings given to them in the LSA.
Section 2.    Amendments to the LSA.

a.	Section 1.01. Definitions. Section 1.01 is hereby amended to add the following defined term:
“April 2019 Acquired Loans” means the “Loans” as defined in that certain Purchase and Sale Agreement between Lender, Servicer and [*****] dated as of April 9, 2019.

b.	Section 3.01(f)(i) is hereby amended by adding the following as a new sentence at the end of subsection (C) thereof:
[*****].
Section 4.    Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the parties hereto of a fully executed counterpart of this Amendment from each party.
Section 5.    Amendment. The parties hereto hereby agree that the provisions and effectiveness of this Amendment shall apply to the LSA as of the date hereof. Except as amended by this Amendment, the LSA remains unchanged and in full force and effect. This Amendment shall constitute a transaction document.
Section 6.    Counterparts. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. The delivery of an executed counterpart hereof by facsimile or .pdf shall constitute delivery of an executed counterpart hereof.
Section 7.    Captions. The headings of the Sections of this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.
Section 8.    Successors and Assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of the parties and their respective successors and permitted assigns.
Section 9.    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 10.    GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[Signatures appear on following page.]

IN WITNESS WHEREOF, Servicer, Lender and GreenSky Servicing have each caused this Amendment to be duly executed by their respective duly authorized officers as of the Effective Date first mentioned above.
GREENSKY, LLC

By:     /s/ Timothy D. Kaliban
Name:    Timothy D. Kaliban
Title:    President
Date:    April 9, 2019

GREENSKY SERVICING, LLC

By:     /s/ Timothy D. Kaliban
Name:    Timothy D. Kaliban
Title:    President
Date:    April 9, 2019

SUNTRUST BANK
By:     /s/ Ivo Vissenberg
Name:    Ivo Vissenberg
Title:    Managing Attorney
Date:    April 9, 2019